John Hancock Premium Dividend Fund

Notification of Sources of Distribution

This notice provides shareholders of the John Hancock Premium Dividend Fund (NYSE: PDT) with important information concerning the distribution declared on November 1, 2018, and payable on November 30, 2018. No action is required on your part.

Distribution Period:	November 2018

Distribution Amount Per Common Share:	$0.0975

The following table sets forth the estimated sources of the current distribution, payable November 30, 2018, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income; net realized short term capital gains; net realized long term capital gains; and return of capital or other capital source. All amounts are expressed on a per common share basis and as a percentage of the distribution amount.

				% Breakdown
				of the Total
			Total Cumulative	Cumulative
		% Breakdown	Distributions for	Distributions
	Current	of the Current	the Fiscal Year to	for the Fiscal
Source	Distribution ($)	Distribution	Date ($) [1]	Year to Date [1]
Net Investment Income	0.0975	100%	0.0975	100%
Net Realized Short-
Term Capital Gains	0.0000	0%	0.0000	0%
Net Realized Long-
Term Capital Gains	0.0000	0%	0.0000	0%
Return of Capital or
Other Capital Source	0.0000	0%	0.0000	0%
Total per common share	0.0975	100%	0.0975	100%

Average annual total return (in relation to NAV) for the 5 years ended on October 31, 2018				10.05%

Annualized current distribution rate expressed as a percentage of NAV as of October 31, 2018				8.16%

Cumulative total return (in relation to NAV) for the fiscal year through October 31, 2018				0.19%

Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of
October 31, 2018				0.68%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution plan.

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The Fund has declared the November 2018 distribution pursuant to the Fund’s managed distribution plan (the “Plan”). Under the Plan, the Fund makes fixed monthly distributions in the amount of $0.0975 per share, which will continue to be paid monthly until further notice.

If you have questions or need additional information, please contact your financial professional or call the John Hancock Investments Closed-End Fund Information Line at 1-800-843-0090, Monday through Friday between 8:00 a.m. and 7:00 p.m., Eastern Time.

____________________

[1] The Fund’s current fiscal year began on November 1, 2018, and will end on October 31, 2019.

John Hancock Premium Dividend Fund

Notification of Sources of Distribution

This notice provides shareholders of the John Hancock Premium Dividend Fund (NYSE: PDT) with important information concerning the distribution declared on December 3, 2018, and payable on December 20, 2018. No action is required on your part.

Distribution Period:	December 2018

Distribution Amount Per Common Share:	$0.0975

The following table sets forth the estimated sources of the current distribution, payable December 20, 2018, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income; net realized short term capital gains; net realized long term capital gains; and return of capital or other capital source. All amounts are expressed on a per common share basis and as a percentage of the distribution amount.

				% Breakdown
				of the Total
			Total Cumulative	Cumulative
		% Breakdown	Distributions for	Distributions
	Current	of the Current	the Fiscal Year to	for the Fiscal
Source	Distribution ($)	Distribution	Date ($)[1]	Year to Date[1]
Net Investment Income	0.0672	69%	0.1579	81%
Net Realized Short-
Term Capital Gains	0.0000	0%	0.0204	10%
Net Realized Long-
Term Capital Gains	0.0021	2%	0.0167	9%
Return of Capital or
Other Capital Source	0.0282	29%	0.0000	0%
Total per common share	0.0975	100%	0.1950	100%

Average annual total return (in relation to NAV) for the 5 years ended on November 30, 2018				10.43%

Annualized current distribution rate expressed as a percentage of NAV as of November 30,
2018				8.20%

Cumulative total return (in relation to NAV) for the fiscal year through November 30, 2018				0.23%

Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of
November 30, 2018				1.37%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution plan.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The Fund has declared the December 2018 distribution pursuant to the Fund’s managed distribution plan (the “Plan”). Under the Plan, the Fund makes fixed monthly distributions in the amount of $0.0975 per share, which will continue to be paid monthly until further notice.

If you have questions or need additional information, please contact your financial professional or call the John Hancock Investments Closed-End Fund Information Line at 1-800-843-0090, Monday through Friday between 8:00 a.m. and 7:00 p.m., Eastern Time.

____________________

[1] The Fund’s current fiscal year began on November 1, 2018, and will end on October 31, 2019.

John Hancock Premium Dividend Fund

Notification of Sources of Distribution

This notice provides shareholders of the John Hancock Premium Dividend Fund (NYSE: PDT) with important information concerning the distribution declared on December 21, 2018, and payable on January 31, 2019. No action is required on your part.

Distribution Period:	January 2019

Distribution Amount Per Common Share:	$0.0975

The following table sets forth the estimated sources of the current distribution, payable January 31, 2019, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income; net realized short term capital gains; net realized long term capital gains; and return of capital or other capital source. All amounts are expressed on a per common share basis and as a percentage of the distribution amount.

				% Breakdown
				of the Total
			Total Cumulative	Cumulative
		% Breakdown	Distributions for	Distributions
	Current	of the Current	the Fiscal Year to	for the Fiscal
Source	Distribution ($)	Distribution	Date ($)[1]	Year to Date[1]
Net Investment Income	0.0472	48%	0.1975	68%
Net Realized Short-
Term Capital Gains	0.0000	0%	0.0213	7%
Net Realized Long-
Term Capital Gains	0.0029	3%	0.0737	25%
Return of Capital or
Other Capital Source	0.0474	49%	0.0000	0%
Total per common share	0.0975	100%	0.2925	100%

Average annual total return (in relation to NAV) for the 5 years ended on December 31, 2018				9.32%

Annualized current distribution rate expressed as a percentage of NAV as of December 31,
2018				8.79%

Cumulative total return (in relation to NAV) for the fiscal year through December 31, 2018				-4.93%

Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of
December 31, 2018				2.20%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution plan.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The Fund has declared the January 2019 distribution pursuant to the Fund’s managed distribution plan (the “Plan”). Under the Plan, the Fund makes fixed monthly distributions in the amount of $0.0975 per share, which will continue to be paid monthly until further notice.

If you have questions or need additional information, please contact your financial professional or call the John Hancock Investments Closed-End Fund Information Line at 1-800-843-0090, Monday through Friday between 8:00 a.m. and 7:00 p.m., Eastern Time.

____________________

[1] The Fund’s current fiscal year began on November 1, 2018, and will end on October 31, 2019.

John Hancock Premium Dividend Fund

Notification of Sources of Distribution

This notice provides shareholders of the John Hancock Premium Dividend Fund (NYSE: PDT) with important information concerning the distribution declared on February 1, 2019, and payable on February 28, 2019. No action is required on your part.

Distribution Period:	February 2019

Distribution Amount Per Common Share:	$0.0975

The following table sets forth the estimated sources of the current distribution, payable February 28, 2019, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income; net realized short term capital gains; net realized long term capital gains; and return of capital or other capital source. All amounts are expressed on a per common share basis and as a percentage of the distribution amount.

				% Breakdown
				of the Total
			Total Cumulative	Cumulative
		% Breakdown	Distributions for	Distributions
	Current	of the Current	the Fiscal Year to	for the Fiscal
Source	Distribution ($)	Distribution	Date ($)[1]	Year to Date[1]
Net Investment Income	0.0899	92%	0.2872	74%
Net Realized Short-
Term Capital Gains	0.0000	0%	0.0162	4%
Net Realized Long-
Term Capital Gains	0.0000	0%	0.0837	21%
Return of Capital or
Other Capital Source	0.0076	8%	0.0028	1%
Total per common share	0.0975	100%	0.3899	100%

Average annual total return (in relation to NAV) for the 5 years ended on January 31, 2019				10.54%

Annualized current distribution rate expressed as a percentage of NAV as of January 31, 2019				8.02%

Cumulative total return (in relation to NAV) for the fiscal year through January 31, 2019				4.15%

Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of
January 31, 2019				2.67%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution plan.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The Fund has declared the February 2019 distribution pursuant to the Fund’s managed distribution plan (the “Plan”). Under the Plan, the Fund makes fixed monthly distributions in the amount of $0.0975 per share, which will continue to be paid monthly until further notice.

If you have questions or need additional information, please contact your financial professional or call the John Hancock Investments Closed-End Fund Information Line at 1-800-843-0090, Monday through Friday between 8:00 a.m. and 7:00 p.m., Eastern Time.

____________________

[1] The Fund’s current fiscal year began on November 1, 2018, and will end on October 31, 2019.

John Hancock Premium Dividend Fund

Notification of Sources of Distribution

This notice provides shareholders of the John Hancock Premium Dividend Fund (NYSE: PDT) with important information concerning the distribution declared on March 1, 2019, and payable on March 29, 2019. No action is required on your part.

Distribution Period:	March 2019

Distribution Amount Per Common Share:	$0.0975

The following table sets forth the estimated sources of the current distribution, payable March 29, 2019, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income; net realized short term capital gains; net realized long term capital gains; and return of capital or other capital source. All amounts are expressed on a per common share basis and as a percentage of the distribution amount.

				% Breakdown
				of the Total
			Total Cumulative	Cumulative
		% Breakdown	Distributions for	Distributions
	Current	of the Current	the Fiscal Year to	for the Fiscal
Source	Distribution ($)	Distribution	Date ($)[1]	Year to Date[1]
Net Investment Income	0.0537	55%	0.3401	70%
Net Realized Short-
Term Capital Gains	0.0000	0%	0.0000	0%
Net Realized Long-
Term Capital Gains	0.0019	2%	0.0495	10%
Return of Capital or
Other Capital Source	0.0419	43%	0.0978	20%
Total per common share	0.0975	100%	0.4874	100%

Average annual total return (in relation to NAV) for the 5 years ended on February 28, 2019				10.46%

Annualized current distribution rate expressed as a percentage of NAV as of February 28,
2019				7.80%

Cumulative total return (in relation to NAV) for the fiscal year through February 28, 2019				7.75%

Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of
February 28, 2019				3.25%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution plan.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The Fund has declared the March 2019 distribution pursuant to the Fund’s managed distribution plan (the “Plan”). Under the Plan, the Fund makes fixed monthly distributions in the amount of $0.0975 per share, which will continue to be paid monthly until further notice.

If you have questions or need additional information, please contact your financial professional or call the John Hancock Investments Closed-End Fund Information Line at 1-800-843-0090, Monday through Friday between 8:00 a.m. and 7:00 p.m., Eastern Time.

____________________

[1] The Fund’s current fiscal year began on November 1, 2018, and will end on October 31, 2019.

John Hancock Premium Dividend Fund

Notification of Sources of Distribution

This notice provides shareholders of the John Hancock Premium Dividend Fund (NYSE: PDT) with important information concerning the distribution declared on April 1, 2019, and payable on April 30, 2019. No action is required on your part.

Distribution Period:	April 2019

Distribution Amount Per Common Share:	$0.0975

The following table sets forth the estimated sources of the current distribution, payable April 30, 2019, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income; net realized short term capital gains; net realized long term capital gains; and return of capital or other capital source. All amounts are expressed on a per common share basis and as a percentage of the distribution amount.

				% Breakdown
				of the Total
			Total Cumulative	Cumulative
		% Breakdown	Distributions for	Distributions
	Current	of the Current	the Fiscal Year to	for the Fiscal
Source	Distribution ($)	Distribution	Date ($)[1]	Year to Date[1]
Net Investment Income	0.0360	37%	0.3770	64%
Net Realized Short-
Term Capital Gains	0.0000	0%	0.0000	0%
Net Realized Long-
Term Capital Gains	0.0031	3%	0.0918	16%
Return of Capital or
Other Capital Source	0.0584	60%	0.1160	20%
Total per common share	0.0975	100%	0.5848	100%

Average annual total return (in relation to NAV) for the 5 years ended on March 31, 2019				10.17%

Annualized current distribution rate expressed as a percentage of NAV as of March 31, 2019				7.69%

Cumulative total return (in relation to NAV) for the fiscal year through March 31, 2019				9.93%

Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of March
31, 2019				3.84%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution plan.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The Fund has declared the April 2019 distribution pursuant to the Fund’s managed distribution plan (the “Plan”). Under the Plan, the Fund makes fixed monthly distributions in the amount of $0.0975 per share, which will continue to be paid monthly until further notice.

If you have questions or need additional information, please contact your financial professional or call the John Hancock Investments Closed-End Fund Information Line at 1-800-843-0090, Monday through Friday between 8:00 a.m. and 7:00 p.m., Eastern Time.

____________________

[1] The Fund’s current fiscal year began on November 1, 2018, and will end on October 31, 2019.